UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________________________

Date of Report

September 19, 2016

(Date of earliest event reported)

EnviroStar, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14757	11-2014231
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

290 N.E. 68 Street Miami, Florida		33138
(Address of principal executive offices)		(Zip Code)

(305) 754-4551

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On September 19, 2016, EnviroStar, Inc. issued a press release announcing its financial results for the fiscal year ended June 30, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit 99.1 hereto, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibit 99.1 - Press Release dated September 19, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVIROSTAR, INC.

Dated: September 19, 2016	By:	/s/ Venerando J. Indelicato
Venerando J. Indelicato
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated September 19, 2016